                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              AIM INVESTMENT FUNDS
                               AIM GROWTH SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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        paid previously. Identify the previous filing by registration statement
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

                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                            AIM SMALL CAP GROWTH FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                         SPECIAL MEETING OF SHAREHOLDERS

                                                                July 10, 2000
DEAR SHAREHOLDER:

         As you may be aware, AIM Global Financial Services Fund ("Global Financial Services Fund"), AIM Global Infrastructure Fund ("Global Infrastructure Fund") and AIM Small Cap Growth Fund ("Small Cap Growth Fund") each seeks to achieve its investment objective of long-term growth of capital by investing all of its investable assets in Global Financial Services Portfolio, Global Infrastructure Portfolio and Small Cap Portfolio, respectively (each, a "Portfolio"). The Board of Trustees of AIM Investment Funds ("AIF"), a Delaware business trust, has voted to simplify the structure of Global Financial Services Fund and Global Infrastructure Fund, each a series portfolio of AIF. The Board of Trustees of AIM Growth Series ("AGS"), a Delaware business trust, has voted to simplify the structure of Small Cap Growth Fund, a series portfolio of AGS. Under the restructuring proposed by A I M Advisors, Inc. ("AIM"), each Fund would redeem its interest in the corresponding Portfolio and would invest directly in the securities in which the corresponding Portfolio invests.

         The Boards of Trustees of AIF and AGS, and AIM, believe that the proposed restructuring would benefit the Funds and their shareholders by promoting greater administrative efficiency. In order to implement the restructuring, shareholders must approve investment advisory agreements for the Funds. Shareholders will also be asked to approve changes to each Fund's fundamental investment restrictions; to make each Fund's investment objective non-fundamental; and to ratify the selection of independent public accountants.

         Accordingly, a special meeting of shareholders (the "Meeting") will be held on September 1, 2000. Attached are the Notice and Proxy Statement for the Meeting, which describe the proposals on which you are being asked to vote. EACH BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

         Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. Thank you for your cooperation and continued support. You may also vote your shares on the web at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

                                       Sincerely,

                                       /s/ ROBERT H. GRAHAM

                                       Robert H. Graham
                                       Chairman and President

                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                            AIM SMALL CAP GROWTH FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                September 1, 2000

To the Shareholders:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of each of AIM Global Financial Services Fund, AIM Global Infrastructure Fund and AIM Small Cap Growth Fund (each, a "Fund," and collectively, the "Funds") will be held at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, on September 1, 2000, at 3:00 p.m., Central time, for the following purposes:

         (1)      To approve a new investment advisory agreement for each Fund;

         (2) To approve changing the fundamental investment restrictions of each Fund;

         (3) To approve making the investment objective of each Fund non-fundamental;

         (4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for each Fund for the fiscal year ending in 2000; and

         (5) To transact such other business as may properly come before the Meeting.

         Shareholders of record at the close of business on June 23, 2000, are entitled to notice of, and vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Whether or not you attend the Meeting, we urge you to PROMPTLY COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S), so that a quorum will be present and a maximum number of shares may be voted.

                                       By Order of the Boards,

                                       /s/ SAMUEL D. SIRKO
                                       Samuel D. Sirko
                                       Secretary


July 10, 2000

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY.

                      AIM GLOBAL FINANCIAL SERVICES FUND
                        AIM GLOBAL INFRASTRUCTURE FUND
                          AIM SMALL CAP GROWTH FUND
                         11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TEXAS 77046



                                 PROXY STATEMENT
                               DATED JULY 10, 2000


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 1, 2000


WHO IS ASKING FOR MY VOTE?

         The Boards of Trustees (the "Boards") of AIM Investment Funds and AIM Growth Series (each, a "Trust," and collectively, the "Trusts") are sending you this proxy statement and the enclosed proxy card(s) on behalf of AIM Global Financial Services Fund, AIM Global Infrastructure Fund and AIM Small Cap Growth Fund (the "Funds"). The Boards are soliciting your proxies to vote at the 2000 special meeting of shareholders of AIM Global Financial Services Fund, AIM Global Infrastructure Fund and AIM Small Cap Growth Fund (the "Meeting").

WHEN AND WHERE WILL THE MEETING BE HELD?

         The Meeting will be held at the Trusts' offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Friday, September 1, 2000. If you expect to attend the Meeting in person, please notify the company by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

         The following table summarizes each proposal to be presented at the Meeting and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

                      Proposal                                                          Affected Funds
                      --------                                                          --------------
1.       Approval of a new investment advisory agreement with                              All Funds
         A I M Advisors, Inc.
2.       Approval of changes to the fundamental restrictions                               All Funds
3.       Approval of making the Fund's investment objective non-fundamental                All Funds
4.       Ratification of the selection of independent accountants                          All Funds
5.       Consideration of other matters                                                    All Funds

WHO IS ELIGIBLE TO VOTE?
         The Boards are sending this proxy statement, the attached notice of meeting and the enclosed proxy card(s) on or about July 10, 2000, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any class of a Fund at the close of business on June 23, 2000
(the "record date"), are entitled to vote. Each share of beneficial interest in a Fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that Fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

     Voting by Proxy

         Whether you plan to attend the Meeting or not, the Boards urge you to complete, sign and date the enclosed proxy card(s) and to return it promptly in the envelope provided. Returning the proxy card(s) will not affect your right to attend the Meeting and vote.

         The Boards have named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card(s) and send it to the company of your Fund in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card(s) but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 4 as recommended by the Boards.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Boards knew of no matters that needed to be acted on at the Meeting other than those discussed in this proxy statement.

         If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the Meeting that you have revoked your proxy.

     Voting in Person

         If you do attend the Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

     Voting by Telephone

         You may vote by telephone if you are contacted by Shareholder Communications Corporation.

     Voting on the Internet

         You may also vote your shares on the Internet at the Funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DO THE BOARDS RECOMMEND THAT I VOTE?

         Each Board recommends that shareholders vote FOR each of the proposals described in this proxy statement. Each Board has made recommendations to the shareholders of its respective Fund(s) only.

WHAT IS THE QUORUM REQUIREMENT?

         The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting with respect to that Fund. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the proxy statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.
         There were 6,121,759.986 outstanding shares of Global Financial Services Fund, 2,987,180.258 outstanding shares of Global Infrastructure Fund and 25,225,405.373 outstanding shares of Small Cap Growth Fund, as of the record date. To the knowledge of the Trusts' management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any Fund, except as indicated in Exhibit C.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

         The affirmative vote of a majority of the outstanding voting securities of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to:

         o approve the Fund's new advisory agreement with A I M Advisors, Inc. (Proposal 1);

         o  approve changes to the fundamental investment restrictions (Proposal
            2);

         o approve making the Fund's investment objective non-fundamental (Proposal 3).

         The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 1 through 3.

         The affirmative vote of a majority of votes cast is necessary to ratify the selection of PricewaterhouseCoopers LLP as your Fund's independent accountants (Proposal 4). For Proposal 4, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

         The proxies may propose to adjourn the Meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

         UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING 1-800-347-4246.

                                   BACKGROUND

         Global Financial Services Fund, Global Infrastructure Fund and Small Cap Growth Fund each seeks to achieve its investment objective of long-term growth of capital by investing all of its investable assets in Global Financial Services Portfolio (a series of Global Investment Portfolio), Global Infrastructure Portfolio (a series of Global Investment Portfolio) and Small Cap Portfolio (a series of Growth Portfolio), respectively (each, a "Portfolio"). Each Portfolio has the same investment objective as the corresponding Fund.

         Global Financial Services Fund seeks to meet its objective by investing all of its investable assets in the Global Financial Services Portfolio, which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign financial services companies. The Portfolio considers a "financial services" company to be one that (1) derives at least 50% of its revenues or earnings from financial services activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that provide financial services (such as commercial banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).

         Global Financial Services Portfolio may invest up to 35% of its assets in debt securities of domestic and foreign financial services companies and/or in equity and debt securities of companies outside the financial services industry, which, in the opinion of the portfolio managers, stand to benefit from developments in the financial services industries. The Portfolio will normally invest in securities of issuers in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Portfolio will invest no more than 40% of its total assets in securities of issuers in any one country, other than the U.S.

         Global Infrastructure Fund seeks to meet its objective by investing all of its investable assets in the Global Infrastructure Portfolio, which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign infrastructure companies. The Portfolio considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The Portfolio may invest up to 35% of its assets in debt securities issued by infrastructure companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the infrastructure industry.

         Global Infrastructure Portfolio will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The Portfolio may invest substantially in securities denominated in one or more currencies. The Portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Portfolio may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

         Small Cap Growth Fund seeks to meet its objective by investing all of its investable assets in the Small Cap Portfolio, which in turn normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations less than that of the largest company in the Russell 2000--Registered Trademark-- Index.

         Small Cap Portfolio may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations greater than that of the largest company in the Russell 2000--Registered Trademark-- Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Portfolio may also invest up to 25% of its total assets in foreign securities.

         AIM and each Board believes that restructuring the Funds would be beneficial to the Funds and their shareholders. Under the proposed restructuring, each Fund would redeem its investments in the Portfolio and would directly invest in the securities in which it currently indirectly invests by virtue of its interest in the Portfolio. Specifically, the master-feeder structure would be collapsed through a redemption by each Fund of its "interest" in the corresponding Portfolio. Each Portfolio would distribute to the corresponding Fund all Portfolio assets (securities, cash, etc.) in a tax-free, in-kind distribution. Each Portfolio would then be terminated. Each Fund would be the single surviving entity and would hold the portfolio securities directly.

         The proposed restructuring would not involve any change to each Fund's name or investment objective. In addition, the current portfolio managers of the Portfolios would become the portfolio managers of the Funds following the restructuring. In order to effect the proposed restructuring, however, shareholders of each Fund must approve an investment advisory agreement between the Fund and AIM as described in this Proposal 1.

                                 PROPOSAL NO. 1:
                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 1 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

         AIM currently serves as investment advisor and administrator to the Portfolios pursuant to Investment Management and Administration Contracts between the Portfolios and AIM dated May 29, 1998 ("current advisory agreements"). Because each Fund currently invests all of its investable assets in a corresponding Portfolio, AIM does not directly receive any investment advisory fees from the Fund. AIM does, however, receive investment advisory fees from each Portfolio in which the corresponding Fund invests. As a result, although the Funds do not directly pay AIM advisory fees, each Fund does so indirectly through its investments in the corresponding Portfolio.

         Under the proposed restructuring, AIM would directly manage each Fund's investments. To reflect that direct management, AIM has proposed an advisory agreement with each Fund that, among other things, would impose an advisory fee directly upon each Fund. The advisory fee would be calculated according to the same aggregate fee schedule for advisory and administrative services that applies to each Fund and the corresponding Portfolio. Thus, as a result of the proposed restructuring, shareholders of the Funds would pay the same advisory fees that they currently pay indirectly. Accordingly, the shareholders of the Funds are being asked to approve new investment advisory agreements ("proposed advisory agreements"). AIM would continue to serve as each Fund's administrator and accounting agent under separate administration agreements. AIM affiliates would continue to serve as each Fund's transfer agent and distributor.

         A description of the proposed advisory agreements is provided below. Such description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit A. A summary of the Boards' considerations is provided below.

WHAT ARE THE PRIMARY TERMS OF THE PROPOSED ADVISORY AGREEMENTS?

         Under the proposed advisory agreements, AIM would directly manage each Fund's portfolio. Specifically, AIM would, among other things, supervise all aspects of the operations of each Fund, perform research and analysis for each Fund on pertinent information about significant developments and economic, statistical and financial data; determine which issuers and securities would be represented in each Fund's investment portfolio; and formulate and implement continuing programs for the purchases and sales of the securities.

         The following tables show the proposed advisory fee structure for the Funds.



                        ADVISORY FEE FOR GLOBAL FINANCIAL
                                  SERVICES FUND
                       (BASED ON AVERAGE DAILY NET ASSETS)

                        .975% on the first $500 million;
                         .95% on the next $500 million;
                       .925% on the next $500 million; and
                          .90% on amounts thereafter.

                             ADVISORY FEE FOR GLOBAL
                               INFRASTRUCTURE FUND
                       (BASED ON AVERAGE DAILY NET ASSETS)

                        .975% on the first $500 million;
                         .95% on the next $500 million;
                       .925% on the next $500 million; and
                          .90% on amounts thereafter.

                     ADVISORY FEE FOR SMALL CAP GROWTH FUND
                       (BASED ON AVERAGE DAILY NET ASSETS)
                        .725% on the first $500 million;
                         .70% on the next $500 million;
                       .675% on the next $500 million; and
                           .65% on amounts thereafter.


         Under the proposed advisory agreements, all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of each Fund and the offering of its shares shall be paid by each Fund. These expenses include but are not limited to:

         o  brokerage commissions;
         o  taxes;
         o  legal;
         o  accounting;
         o  auditing;
         o  governmental fees;
         o  custodian, transfer agent, and shareholder service agent costs;
         o  expenses of issue, sale, redemption, and repurchase of shares;
         o  expenses of registering and qualifying shares for sale;
         o  expenses relating to trustees and shareholder meetings;
         o the cost of preparing and distributing reports and notices to shareholders;
         o the fees and other expenses incurred by a Trust on behalf of a Fund in connection with membership in investment company organizations; and
         o the cost of printing copies of prospectuses and statements of additional information distributed to each Fund's shareholders.

                        EXPENSES BEFORE THE RESTRUCTURING
                         (BASED ON FUND FISCAL YEAR END)

       ANNUAL FUND OPERATING EXPENSES FOR GLOBAL FINANCIAL SERVICES FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                (expenses that are deducted from Fund assets)(1)

                                CLASS A            CLASS B              CLASS C
Management Fees                 0.98%              0.98%                0.98%
Distribution and/or             0.50%              1.00%                1.00%
Service (12b-1) Fees
Other Expenses                  0.64%              0.64%                0.64%
                                ----               ----                 ----
Total Annual Fund Operating     2.12%              2.62%                2.62%
 Expenses
Fee Waiver(2)                  (0.13)%            (0.13)%              (0.13)%
                                ----               ----                 ----
Net Expenses                    1.99%              2.49%                2.49%

(1) This fee table reflects the expenses of both the Fund and the Portfolio.
(2) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

         ANNUAL FUND OPERATING EXPENSES FOR GLOBAL INFRASTRUCTURE FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                (expenses that are deducted from Fund assets)(1)

                                 CLASS A             CLASS B             CLASS C
Management Fees                  0.98%               0.98%               0.98%
Distribution and/or              0.50%               1.00%               1.00%
Service (12b-1) Fees
Other Expenses                   0.74%               0.74%               0.74%
                                 ----                ----                ----
Total Annual Fund Operating      2.22%               2.72%               2.72%
 Expenses
Expense Reimbursement(2)        (0.22)%             (0.22)%             (0.22)%
                                 ----                ----                ----
Net Expenses                     2.00%               2.50%               2.50%

(1) This fee table reflects the expenses of both the Fund and the Portfolio.

(2) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

            ANNUAL FUND OPERATING EXPENSES FOR SMALL CAP GROWTH FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                (expenses that are deducted from Fund assets)(1)

                                 CLASS A             CLASS B             CLASS C
Management Fees                  0.72%               0.72%               0.72%
Distribution and/or              0.35%               1.00%               1.00%
Service (12b-1) Fees
Other Expenses                   0.47%               0.47%               0.47%
                                 ----                ----                ----
Total Fund Operating Expenses    1.54%               2.19%               2.19%

(1) This fee table reflects the expenses of both the Fund and the Portfolio.


                   ESTIMATED EXPENSES AFTER THE RESTRUCTURING
                         (BASED ON FUND FISCAL YEAR END)

       ANNUAL FUND OPERATING EXPENSES FOR GLOBAL FINANCIAL SERVICES FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                 (expenses that are deducted from Fund assets)

                                 CLASS A             CLASS B             CLASS C
Management Fees                  0.98%               0.98%               0.98%
Distribution and/or              0.50%               1.00%               1.00%
Service (12b-1) Fees
Other Expenses                   0.63%               0.63%               0.63%
                                 ----                ----                ----
Total Annual Fund Operating      2.11%               2.61%               2.61%
 Expenses
Fee Waiver(1)                   (0.12)%             (0.12)%             (0.12)%
                                 ----                ----                ----
Net Expenses                     1.99%               2.49%               2.49%

(1) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

         ANNUAL FUND OPERATING EXPENSES FOR GLOBAL INFRASTRUCTURE FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                 (expenses that are deducted from Fund assets)

                                 CLASS A             CLASS B             CLASS C
Management Fees                  0.98%               0.98%               0.98%
Distribution and/or              0.50%               1.00%               1.00%
Service (12b-1) Fees
Other Expenses                   0.72%               0.72%               0.72%
                                -----               -----               -----
Total Annual Fund Operating      2.20%               2.70%               2.70%
Expenses
Expense Reimbursement(1)        (0.20)%             (0.20)%             (0.20)%
                                -----               -----               -----
Net Expenses                     2.00%               2.50%               2.50%

(1) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


            ANNUAL FUND OPERATING EXPENSES FOR SMALL CAP GROWTH FUND
                        (AS A PERCENTAGE OF NET ASSETS)
                 (expenses that are deducted from Fund assets)

                                CLASS A            CLASS B              CLASS C
Management Fees                 0.72%              0.72%                0.72%
Distribution and/or             0.35%              1.00%                1.00%
Service (12b-1) Fees
Other Expenses                  0.47%              0.47%                0.47%
                                ----               ----                 ----
Total Annual Fund Operating     1.54%              2.19%                2.19%
Expenses

         A table containing fee schedules of comparable mutual funds advised by AIM is attached hereto for your reference as Exhibit B.

Limitation of Liability of Advisor and Indemnification

         In performing its obligations under the proposed advisory agreements, AIM would be required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to a Trust or to a Fund or to any shareholders of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Delegation

         The proposed advisory agreements provide that, subject to the approval of the Boards and the shareholders of the Funds, AIM may delegate any and all of its duties to a sub-advisor. AIM may also replace sub-advisors from time to time in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations, and exemptions AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so solely upon approval of a Board.

Securities Lending

         If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund, as lender, shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fees and will not terminate the waiver of such fees unless it has first proposed such termination to the Fund's Board and the Board has approved the termination of the waiver.

Non-Exclusivity Provisions

         The current advisory agreements provide that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to a Trust. The current advisory agreements expressly permit AIM to render investment advisory, administrative, and other services to other entities (including investment companies). The current advisory agreements also expressly permit the trustees and officers of the Trust to serve as partners, officers, directors, or trustees of other entities (including other investment advisory companies). AIM believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Trust.

         The non-exclusivity provisions of the proposed advisory agreements are substantially similar to the provisions in the current advisory agreements, which provide that neither AIM nor the trustees or officers of a Trust owe an exclusive duty to the Trust. Further, AIM may render investment advisory, administrative, and other services to other entities (including investment companies) and trustees and officers of the Trust may serve as partners, officers, directors, or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreements explicitly state that the Trusts recognize that AIM's obligations to other clients may adversely affect the Trusts' ability to participate in certain investment opportunities. The proposed advisory agreements also explicitly state that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund) and other clients in accordance with a policy that AIM believes to be equitable.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, each proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations, and exemptions.

  Duration and Termination

     Each proposed advisory agreement may be terminated at any time without penalty by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, on 60 days' written notice to AIM. Each proposed advisory agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. Each proposed advisory agreement continues automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the independent Board members, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENTS?

     At a series of meetings with the Boards held in May 2000, AIM described the anticipated effects of the restructurings on the Funds. In connection with their review of the proposed restructurings, the Boards considered the potential gains in the form of administrative efficiencies and potential ongoing cost savings as a result of the restructurings against the cost of effecting the restructurings.

     The Boards also evaluated the proposed advisory agreements and the qualifications of AIM as investment advisor. The Boards considered that the proposed advisory agreements, including the terms relating to the services to be provided and the fees and expenses payable by the Funds, are not materially different from the current advisory agreements for the Portfolios. In approving the proposed advisory agreements, the Boards took into account that, except for the establishment of a fee that is currently paid to AIM by each Fund indirectly through its investments in the corresponding Portfolio, the responsibility of the Funds for all ordinary operating expenses, and moving provisions for administration services into separate administration agreements with AIM, there are no material differences between the provisions of the current advisory agreements and the proposed advisory agreements.

     In particular, the Board for Global Financial Services Fund considered that, as the Fund is currently structured, the aggregate annual expense ratios (includ-ing the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 2.12%, 2.62%, and 2.62%, respectively, of the average daily net assets allocable to those classes of shares. The Board noted, however, that AIM reimbursed incremental expenses related to the master-feeder structure so that the aggregate annual expense ratios of Class A, Class B, and Class C shares for the year ended December 31, 1999, were 1.99%, 2.49%, and 2.49%, respectively. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would decrease 0.01% before reimbursement of expenses by AIM and would remain the same after reimbursement.

         The Board for Global Infrastructure Fund considered that, as the Fund is currently structured, the aggregate annual expense ratios (including the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 2.22%, 2.72%, and 2.72%, respectively, of the average daily net assets allocable to those classes of shares. The Board noted, however, that AIM reimbursed incremental expenses related to the master-feeder structure so that the aggregate annual expense ratios of Class A, Class B, and Class C shares for the year ended December 31, 1999, were 2.00%, 2.50%, and 2.50%, respectively. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would decrease 0.02% before reimbursement of expenses by AIM and would remain the same after reimbursement.

         The Board for Small Cap Growth Fund considered that, as the Fund is currently structured, the aggregate annual expense ratios (including the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 1.54%, 2.19%, and 2.19%, respectively, of the average daily net assets allocable to those classes of shares. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would not increase.

         The Boards reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Funds, and noted that the persons providing services to the Funds would not change if the new advisory agreements are approved by shareholders. The Boards also considered the services to be supplied by AIM following the restructuring and the fees to be charged relative both to those now charged indirectly through the Portfolios and to those charged by AIM to other equity portfolios and Funds that it advises. (See Exhibit B). Based upon these considerations, the Boards, including the members who are not interested persons of the Funds (as that term is defined in the 1940 Act) ("independent Board members"), unanimously approved the proposed advisory agreements and recommended approval by the shareholders.

WHAT VOTE IS NECESSARY TO APPROVE THE PROPOSAL?

         Approval of the proposed advisory agreement on behalf of a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 1?

         EACH BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
                                 PROPOSAL NO. 2:
               APPROVAL OF CHANGES TO THE FUNDAMENTAL RESTRICTIONS

WHAT AM I BEING ASKED TO APPROVE?

         The Boards proposed several changes to the fundamental investment restrictions of the Funds that are intended generally to promote uniformity with the fundamental restrictions of other AIM funds. The Boards are asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change to such fundamental restrictions pursuant to the 1940 Act.

         Pursuant to the 1940 Act, each Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by a Board without shareholder approval. In addition, to investment restrictions, the Funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the Funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

         Each Board is proposing that you approve changes to your Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Boards approved the changes to the investment restrictions at meetings held in May 2000.

         As noted previously, each Fund seeks its investment objective by investing all of its investable assets in another Portfolio. Each Fund and its corresponding Portfolio have identical fundamental restrictions. A vote to approve changes in the investment limitations of the Fund also would be a vote to approve changes to the identical investment limitations for the corresponding Portfolio.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

         The Boards expect that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the Funds with as much investment flexibility as is possible under the 1940 Act. The Boards believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission ("SEC") without receiving prior shareholder approval.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

         The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions. Shareholders may request from the Funds a copy of the Funds' Statements of Additional Information for the text of the Funds' existing fundamental restrictions, by calling 1-800-347-4246.

         With respect to each Fund and each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

A.       MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2A applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2A, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

         The fund is a "diversified company" as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

Discussion: The Funds' current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. In order to qualify as a diversified investment company under the 1940 Act, each Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act laws, interpretations, and exemptions change.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2B applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2B, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

         The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

Discussion: The Funds' current fundamental restriction limits borrowing to 33 1/3% of the Fund's total assets and prohibits the Funds from purchasing any security while any borrowings are outstanding, except that the Funds may borrow an additional 5% of each Fund's total assets for temporary or emergency purposes. The proposed changes would make the Funds' restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Boards believe that changing the Funds' fundamental restriction in this manner will provide flexibility for future contingencies. However, the Boards do not expect this change to have any material impact on the Funds' current operations.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers, or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

C.       MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2C applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2C, the existing fundamental restriction on underwriting securities would be modified as follows:

         The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2D applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

Global Financial Services Fund

         Upon the approval of Proposal 2D by shareholders of Global Financial Services Fund, a new fundamental restriction on industry concentration for Global Financial Services Fund would be added to read as follows:

         The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of domestic and foreign financial services companies.

Discussion: The proposed addition of this restriction for Global Financial Services Fund would make fundamental the group of industries in which Global Financial Services Fund would concentrate its investments. The Board believes that adding this policy to Global Financial Services Fund's fundamental restrictions will not affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign financial services companies.

         If you approve the proposed change, the following non-fundamental investment restriction would also become effective for Global Financial Services
Fund:

         For purposes of Global Financial Services Fund's fundamental investment restriction regarding industry concentration, financial services companies include those that provide, and derive at least 40% of their revenues from, financial services (such as commercial banks, insurance companies, investment management companies, trust companies, savings banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).

Global Infrastructure Fund

         Upon the approval of Proposal 2D by shareholders of Global Infrastructure Fund, a new fundamental restriction on industry concentration for Global Infrastructure Fund would be added to read as follows:

         The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of domestic and foreign infrastructure companies.

Discussion: The proposed addition of this restriction for Global Infrastructure Fund would make fundamental the group of industries in which Global Infrastructure Fund would concentrate its investments. The Board believes that adding this policy to Global Infrastructure Fund's fundamental restrictions will not affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign financial services companies.

         If you approve the proposed change, the following non-fundamental investment restriction would also become effective for Global Infrastructure
Fund:

         For purposes of Global Infrastructure Fund's fundamental investment restriction regarding industry concentration, infrastructure companies include those that design, develop, or provide products and services significant to a country's infrastructure, and derive at least 40% of their revenues from these products and services (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration).

Small Cap Growth Fund

         Upon the approval of Proposal 2D by shareholders of Small Cap Growth Fund, the existing fundamental restriction on concentration for Small Cap Growth Fund would be modified as follows:

         The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Discussion: The Small Cap Growth Fund's current fundamental restriction limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, except with regard to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The proposed changes would make the Fund's restriction on concentration no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

         If you approve the proposed change, the following non-fundamental investment restriction would become effective for the Small Cap Growth Fund:

         In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

E.       MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2E applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2E, the existing fundamental restriction on real estate investments would be modified as follows:

         The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on real estate investments as compared to other AIM funds. The substance of the fundamental restriction would remain unchanged.

F.       MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
         COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2F applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2F, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

         The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Discussion: The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

G.       MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2G applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2G, the existing fundamental restriction on making loans would be modified as follows:

         The fund may not make personal loans or loans of its assets to persons who control or are under the common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Discussion: The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Funds from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of each Fund.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

H.       MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT
         COMPANIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2H applies to shareholders of all Funds.

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 2H, the existing fundamental policy on investments in other investment companies would be modified as follows:

         The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on investment in investment companies as compared to other AIM funds. The substance of the fundamental restriction would remain unchanged. However, as described in Proposal 1, the Boards recommend that the Funds no longer invest in the Portfolios. The Boards do not currently intend to reinstate a master-feeder structure in which each Fund would invest all of its investable assets in another fund.

         If you approve the proposed restriction, each Fund will have the ability to invest all of its assets in another open-end investment company. Because the Funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for the Funds:

         Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as the fund.

WHAT VOTE IS NECESSARY TO APPROVE THE PROPOSAL?

         Approval of each of the changes contemplated by Proposal 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the proposed changes are approved by shareholders of the Funds at the Meeting, those changes will be effective upon appropriate disclosure being made in the Funds' Prospectuses and Statements of Additional Information.

         If one or more of the changes contemplated by Proposal 2 are not approved by a Fund's shareholders, the related existing fundamental restriction(s) of that Fund will continue in effect.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 2?
              EACH BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                 PROPOSAL NO. 3:
                    APPROVAL OF MAKING THE FUND'S INVESTMENT
                           OBJECTIVE NON-FUNDAMENTAL
WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 3 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

         The current investment objective of each Fund is long-term growth of capital. The investment objective is fundamental; therefore, any change to it requires shareholder approval. Each Board recommends that you approve making the Fund's investment objective non-fundamental.

         Making the Funds' investment objectives non-fundamental gives the Boards the flexibility to make appropriate changes to the investment objectives if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Boards do not anticipate making changes to the investment objectives of the Funds at the present time. In the event a Board were to change its Fund's investment objective, shareholders would receive notice prior to the change being implemented.

WHAT VOTE IS NECESSARY TO APPROVE THE PROPOSAL?

         Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 3?

              EACH BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.
                                 PROPOSAL NO. 4:
                        RATIFICATION OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 4 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

         At a meeting called for the purpose of such selection, the firm of PricewaterhouseCoopers LLP was selected by the Boards, including the independent Board members, as the independent public accountants to audit the books and accounts of the Funds for the fiscal year ending in 2000, and to include its opinion in financial statements filed with the SEC. The Boards have directed the submission of this selection to the shareholders for ratification. PricewaterhouseCoopers LLP has advised the Boards that it has no financial interest in the Funds. For the fiscal year ended October 31, 1999 for Global Financial Services Fund and Global Infrastructure Fund, and December 31, 1999 for Small Cap Growth Fund, the professional services rendered by PricewaterhouseCoopers LLP included the issuance of an opinion on the financial statements of the Funds and an opinion on other reports of the Funds filed with the SEC. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

WHAT VOTE IS NECESSARY TO APPROVE THE PROPOSAL?

         Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 4?

             EACH BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4

                          INFORMATION ABOUT THE FUNDS'
                             ADVISOR, ADMINISTRATOR,
                                 AND DISTRIBUTOR

         AIM serves as investment advisor to the Portfolios. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the Portfolios' operations and provides investment advisory services to the Funds. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 120 investment portfolios, including the Funds, encompassing a broad range of investment objectives. A I M Distributors, Inc. ("AIM Distributors") acts as the Funds' distributor. AIM Distributors is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                       AIM

                      DIRECTORS AND PRINCIPAL OFFICERS (1)




      NAME                          POSITION WITH AIM                             PRINCIPAL OCCUPATION
      ----                          -----------------                             --------------------

Charles T. Bauer                Director and Chairman                    Director and Chairman, A I M Management Group Inc.,
                                                                         A I M Capital Management, Inc., A I M Distributors,
                                                                         Inc., A I M Fund Services, Inc. and Fund Management
                                                                         Company; and Executive Vice Chairman and Director,
                                                                         AMVESCAP PLC.

Gary T. Crum                    Director and Senior Vice President       Director and President, A I M Capital Management,
                                                                         Inc.; Director and Executive Vice President, A I M
                                                                         Management Group Inc.; and Director, A I M
                                                                         Distributors, Inc. and AMVESCAP PLC.

Robert H. Graham                Director and President                   Director, President and Chief Executive Officer,
                                                                         A I M Management Group Inc.; Director and Senior Vice
                                                                         President, A I M Capital Management, Inc., A I M
                                                                         Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                                         Management Company; and Director and Chief Executive
                                                                         Officer, Managed Products, AMVESCAP PLC.

Dawn M. Hawley                  Director, Senior Vice President and      Senior Vice President, Chief Financial Officer, and
                                Treasurer                                Treasurer, A I M Management Group Inc.; Vice President
                                                                         and Treasurer, A I M Capital Management, Inc., A I M
                                                                         Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                                         Management Company.

Carol F. Relihan                Director, Senior Vice President,         Senior Vice President, General Counsel & Secretary,
                                General Counsel & Secretary              A I M Management Group Inc.; Director, Vice President
                                                                         and General Counsel, Fund Management Company; Vice
                                                                         President and General Counsel, A I M Fund Services,
                                                                         Inc.; and Vice President, A I M Capital Management,
                                                                         Inc. and A I M Distributors, Inc.





-------------

(1) Each director and the principal officer may be reached at 11
    Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


         AIM and AIM Distributors are each indirect wholly-owned subsidiaries of AMVESCAP PLC, which is an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AMVESCAP PLC is located at 11 Devonshire Square, London, EC2M 4YR, England.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         For more information with respect to the Trusts and the Funds, please refer to the Funds' Prospectuses and Statements of Additional Information included in each Trust's Registration Statement (SEC File No. 33-19338 for AIM Investment Funds, and SEC File No. 2-57526 for AIM Growth Series), and the most recent annual and semi-annual reports to shareholders. These documents and other information filed by each Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trusts, the Funds, and other registrants that file electronically with the SEC.

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

         Each Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. Each Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of each Trust and employees of AIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by each Trust. Because of the applicable expense caps, however, such costs effectively are expected to be borne by AIM for Global Financial Services Fund and Global Infrastructure Fund.

         Each Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. AIF and AGS estimate that SCC will be paid fees of approximately $1,907 and $5,556, respectively. In addition, SCC will be paid for its expenses incurred; the amount of these expenses will depend on the nature and extent of the services provided in connection with the solicitation. THE BOARDS DO NOT KNOW OF ANY MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT, BUT SHOULD ANY OTHER MATTER REQUIRING A VOTE OF SHAREHOLDERS ARISE, THE PROXYHOLDERS WILL VOTE THEREON ACCORDING TO THEIR BEST JUDGMENT IN THE INTERESTS OF THE FUNDS.

PROPOSALS OF SHAREHOLDERS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of AIM Funds, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. Normally, there will be no annual meeting of shareholders in any year, except as required under the 1940 Act.

REPORTS TO SHAREHOLDERS

         EACH TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF THE FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE TRUST AT 11 Greenway Plaza, Suite 100, Houston, Texas 77046, OR BY CALLING (800) 347-4246.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                       By Order of the Boards,

                                       /s/ SAMUEL D. SIRKO

                                       SAMUEL D. SIRKO
                                       Secretary

July 10, 2000

                                                                       EXHIBIT A
                           [INSERT NAME OF REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made this ____ day of __________, ____, by and between [INSERT NAME OF REGISTRANT], a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "l940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

         WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created [_____] separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

         WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

         2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                  (a) supervise all aspects of the operations of the Funds;

                  (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

                  (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

                  (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

         3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

         As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

         4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

         5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

         7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                  (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

                  (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

                  (e) any other applicable provisions of state, federal or foreign law.

         8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

                  (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

                  (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

                  (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

         9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

         10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

         12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

         15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

         16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

         17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

         18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

         20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    [insert name of registrant]
                                    (a Delaware business trust)

Attest:

 ...................................  By:................................
     Assistant Secretary                         President

(SEAL)


Attest:                               A I M Advisors, Inc.


 ....................................  By:.................................
         Assistant Secretary                       President

(SEAL)

                                   APPENDIX A
                            FUNDS AND EFFECTIVE DATES



NAME OF FUND                                EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                ------------------------------------

AIM Growth Series
     AIM Small Cap Growth Fund                      September 11, 2000


AIM Investment Funds
     AIM Global Financial Services Fund             September 11, 2000
     AIM Global Infrastructure Fund                 September 11, 2000

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR


         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

AIM GROWTH SERIES
                           AIM Small Cap Growth Fund

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million                                                       .725%
Next $500 million                                                        .70%
Next $500 million                                                        .675%
On amounts thereafter                                                    .65%


AIM INVESTMENT FUNDS

     AIM Global Financial Services Fund and AIM Global Infrastructure Fund



NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million                                                       .975%
Next $500 million                                                        .95%
Next $500 million                                                        .925%
On amounts thereafter                                                    .90%

                                                                       EXHIBIT B

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as the Funds.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Aggressive Growth
  Fund...............  0.80% of the first      $ 2,840,171,882   N/A
                       $150 million; 0.625%
                       of the excess over
                       $150 million
AIM Capital
  Development Fund...  0.75% of the first      $ 1,084,854,198   N/A
                       $350 million; 0.625%
                       of the excess over
                       $350 million
AIM Constellation
  Fund...............  1.00% of the first      $15,288,481,794   Waive 0.025% of
                       $30 million; 0.75%                        advisory fee on
                       over $30 million up                       average net assets in
                       to $150 million;                          excess of $2 billion
                       0.625% of the excess
                       over $150 million
AIM Dent Demographic
  Trends Fund........  0.85% of the first $2   $   392,908,501   Waive 0.05% of
                       billion; 0.80% of the                     advisory fee on
                       excess over $2                            average net assets
                       billion
AIM Large Cap Growth
  Fund...............  0.75% of the first $1   $    13,869,426   Waive advisory fee
                       billion; 0.70% over                       and/or reimburse
                       $1 billion up to $2                       expenses on Class A,
                       billion; 0.625% of                        Class B and Class C to
                       the excess over $2                        extent necessary to
                       billion                                   limit expenses
                                                                 (excluding interest,
                                                                 taxes, dividends on
                                                                 short sales and
                                                                 extraordinary
                                                                 expenses) of Class A
                                                                 shares to 0.85%
AIM Mid Cap Growth
  Fund...............  0.80% of the first $1              N/A*   N/A
                       billion; 0.75% of the
                       excess over $1
                       billion
---------------
* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Weingarten Fund..  1.00% of the first      $ 9,600,690,471   Waive 0.025% of
                       $30 million; 0.75%                        advisory fee on
                       over $30 million up                       average net assets in
                       to $350 million;                          excess of $2 billion
                       0.625% of the excess                      to and including $3
                       over $350 million                         billion; 0.05% on
                                                                 average net assets in
                                                                 excess of $3 billion
                                                                 to and including $4
                                                                 billion and 0.075% on
                                                                 average net assets in
                                                                 excess of $4 billion
AIM Asian Growth
  Fund...............  0.95% of the first      $    42,497,099   Expense limitation  --
                       $500 million; 0.90%                       Class A, 1.92%; Class
                       of the excess over                        B, 2.80%; Class C,
                       $500 million                              2.80%
AIM European
  Development Fund...  0.95% of the first      $   178,160,567   N/A
                       $500 million; 0.90%
                       of the excess over
                       $500 million
AIM Global Aggressive
  Growth Fund........  0.90% of the first $1   $ 1,795,495,057   N/A
                       billion; 0.85% of the
                       excess over $1
                       billion
AIM Global Growth
  Fund...............  0.85% of the first $1   $   845,251,073   N/A
                       billion; 0.80% of the
                       excess over $1
                       billion
AIM International
  Equity Fund........  0.95% of the first $1   $ 3,063,733,110   Waive 0.05% of
                       billion; 0.90% of the                     advisory fee on
                       excess over $1                            average net assets in
                       billion                                   excess of $500 million
AIM Select Growth
  Fund...............  0.80% of the first      $ 1,079,458,334   N/A
                       $150 million; 0.625%
                       of the excess over
                       $150 million
AIM V.I. Aggressive
  Growth Fund........  0.80% of first $150     $    17,325,844   Expense limitation  --
                       million; 0.625% of                        1.16%
                       the excess over $150
                       million
AIM V.I. Capital
  Appreciation
  Fund...............  0.65% of first $250     $ 1,131,217,460   N/A
                       million; 0.60% of the
                       excess over $250
                       million

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM V.I. Capital
  Development Fund...  0.75% of first $350     $    11,034,931   Expense limitation  --
                       million; 0.625% of                        1.19%
                       the excess over $350
                       million
AIM V.I. Dent
  Demographic Trends
  Fund...............  0.85% of first $2       $       999,599   Expense limitation  --
                       billion; 0.80% of the                     1.40%
                       excess over $2
                       billion
AIM V.I. Growth
  Fund...............  0.65% of first $250     $   704,095,680   N/A
                       million; 0.60% of the
                       excess over $250
                       million
AIM V.I.
  International
  Equity Fund........  0.75% of first $250     $   454,059,551   N/A
                       million; 0.70% of
                       excess over $250
                       million
AIM V.I.
  Telecommunications
  Fund...............  1.00%                   $   108,427,764   N/A

AIM Summit Fund,
  Inc. ..............  1.00% of the first      $ 2,624,615,009   Expense limitation  --
                       $10 million; 0.75% of                     Class II, 1.50%
                       the next $140
                       million; 0.625% of
                       excess over $150
                       million
AIM Large Cap
  Opportunities
  Fund...............  Base fee of 1.50%;                N/A**   N/A
                       maximum annual
                       performance
                       adjustment of +/-
                       1.00%
AIM Mid Cap
  Opportunities
  Fund...............  Base fee of 1.00%;      $     4,789,875   Expense limitation  --
                       maximum annual                            Limit total operating
                       adjustment of +/-                         expenses excluding
                       1.00%                                     management fee, Rule
                                                                 12b-1 distribution
                                                                 plan fee, interest
                                                                 expense, taxes,
                                                                 dividend expenses
                                                                 attributable to
                                                                 securities sold short
                                                                 and extraordinary
                                                                 expenses: Class A,
                                                                 0.50%; Class B, 0.52%;
                                                                 Class C, 0.52%
AIM Small Cap
  Opportunities
  Fund...............  Base fee of 1.00%;      $   365,491,330   N/A
                       maximum annual
                       adjustment of +/-
                       0.75%
---------------
** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Basic Value
  Fund...............  First $500 million      $   136,276,615   Expense limitation  --
                       0.725%; Next $500                         Limit Net Expenses:
                       million 0.70%; Next                       Class A, 1.75%; Class
                       $500 million 0.675%;                      B, 2.40%; Class C,
                       excess over 0.65%***                      2.40%

AIM Euroland Growth
  Fund...............  First $500 million      $   541,308,192   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%
AIM Japan Growth
  Fund...............  First $500 million      $   304,533,247   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%
AIM Mid Cap Equity
  Fund...............  First $500 million      $   333,668,281   Expense limitation  --
                       0.725%; Next $500                         Limit Net Expenses:
                       million 0.70%; Next                       Class A, 1.75%; Class
                       $500 million 0.675%;                      B, 2.40%; Class C,
                       excess over 0.65%                         2.40%
AIM New Pacific
  Growth Fund........  First $500 million      $   139,121,407   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%

AIM Small Cap
  Growth Fund........  First $500 million      $   716,060,823   Expense limitation  --
                       0.725%; Next $500                         Limit Net Expenses:
                       million 0.70%; Next                       Class A, 1.75%; Class
                       $500 million 0.675%;                      B, 2.40%; Class C,
                       excess over 0.65%***                      2.40%

AIM Global Consumer
  Products and
  Services Fund......  First $500 million      $   184,973,907   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%***                      2.50%

----------------
*** Reflects management and administration fees for both and feeder funds.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Global Financial
  Services Fund......  First $500 million      $    81,913,285   Expense limitation --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%;
                       $500 million 0.925%;                      Class B, 2.50%;
                       excess over 0.90%***                      Class C, 2.50%

AIM Global Health
  Care Fund..........  First $500 million      $   462,669,291   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%;
                       excess over 0.90%

AIM Global
  Infrastructure
  Fund...............  First $500 million      $    45,124,457   Expense limitation --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%;
                       $500 million 0.925%;                      Class B, 2.50%;
                       excess over 0.90%***                      Class C, 2.50%

AIM Global Resources
  Fund...............  First $500 million      $    35,998,488   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%***                      2.50%
AIM Global
  Telecommunications
  and Technology
  Fund...............  First $500 million      $ 1,935,476,632   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%
AIM Latin American
  Growth Fund........  First $500 million      $    88,788,170   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%
AIM Global Trends
  Fund...............  First $500 million      $    51,201,676   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%

----------------
***Reflects management and administrative fees for both master and feeder funds.

                                                                       EXHIBIT C

                      SECURITY OWNERSHIP OF CERTAIN OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership of the shares of beneficial interest of each of the Funds by the trustees and executive officers of the Trusts. No information is given as to a Fund or a class if a trust or officer held no shares of any or all classes of such Fund as of such Fund as of June 23, 2000.

                                                                     SHARES OWNED
                                                                  BENEFICIALLY AS OF
NAME OF TRUSTEE/OFFICER                   FUND (CLASS)              JUNE 23, 2000      PERCENT OF CLASS
-----------------------                   ------------            ------------------   ----------------
All Trustees and Executive       AIM Small Cap Growth Fund            14,467.807           *
 Officers as a Group...........  (Class A)

---------------

* Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Trusts, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each Fund as of June 23, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                              PERCENT OF
                                                                 CLASS         SHARES       PERCENT OF CLASS
                         NAME AND ADDRESS     SHARES OWNED     OWNED OF         OWNED            OWNED
FUND (CLASS)              OF RECORD OWNER       OF RECORD       RECORD       BENEFICIALLY     BENEFICIALLY
------------             ----------------     ------------    ----------    -------------   ----------------
AIM Global Financial
Services Fund
Class A                Merrill Lynch Pierce    431,689.258       15.48%          -0-*             -0-*
                       Fenner & Smith
                       FBO the Sole
                       Benefit of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

---------------

* The Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                              PERCENT OF
                                                                 CLASS         SHARES       PERCENT OF CLASS
                         NAME AND ADDRESS     SHARES OWNED     OWNED OF         OWNED            OWNED
FUND (CLASS)              OF RECORD OWNER       OF RECORD       RECORD      BENEFICIALLY     BENEFICIALLY
------------             ----------------     ------------    ----------    -------------   ----------------
Class B                Merrill Lynch Pierce    391,409.299       13.47%          -0-*             -0-*
                       Fenner & Smith
                       FBO the Sole
                       Benefit of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

Class C                Merrill Lynch Pierce     85,766.367       20.10%          -0-*             -0-*
                       Fenner & Smith
                       FBO the Sole
                       Benefit of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

AIM Global
Infrastructure Fund

Class B                Merrill Lynch Pierce    122,498.306        7.47%           -0-*             -0-*
                       Fenner & Smith
                       FBO the Sole Benefit
                       of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

Class C                ITC Cust Rollover IRA           -0-         -0-       1,471.679            11.40%
                       FBO
                       Maureen B. Graves
                       75 Fortune Ln.
                       St. Louis, MO
                       63122

                       ITC Cust 403B Plan              -0-         -0-       1,392.844            10.78%
                       Cuny FBO Hershey
                       Harry Friedman
                       1367 57th St.
                       Brooklyn, NY
                       11219

---------------

* The Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                              PERCENT OF
                                                                 CLASS         SHARES       PERCENT OF CLASS
                         NAME AND ADDRESS     SHARES OWNED     OWNED OF         OWNED            OWNED
FUND (CLASS)              OF RECORD OWNER       OF RECORD       RECORD       BENEFICIALLY     BENEFICIALLY
------------             ----------------     ------------    ----------    -------------   ----------------
                       First Trust Corp TTEE           -0-         -0-       1,180.009             9.14%
                       Gilbert R. Wolfe
                       DTD10/31/94
                       PO Box 173301
                       Denver, CO
                       80217-3301

                       Charles Anthony Conti           -0-         -0-         779.651             6.04%
                       and Kris D. Conti
                       TTEES Conti Fam Tr
                       DTD 10/17/1998
                       148 Midvale Dr.
                       Vacaville, CA
                       95687-6613

AIM Small Cap Growth
Fund

Class A                Merrill Lynch Pierce   1,431,496.058       8.95%          -0-*              -0-*
                       Fenner & Smith
                       FBO the Sole
                       Benefit of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

Class B                Merrill Lynch Pierce   1,088,404.930      13.88%          -0-*              -0-*
                       Fenner & Smith
                       FBO the Sole
                       Benefit of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246

Class C                Merrill Lynch Pierce    315,293.777       22.73%         -0-*              -0-*
                       Fenner & Smith
                       FBO the Sole Benefit
                       of Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr.,
                       East, 2nd Floor
                       Jacksonville, FL
                       32246


---------------

* The Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                            RETURN YOUR PROXY TODAY!

PROXY CARD          PROXY SOLICITED BY THE BOARD OF TRUSTEES OF      PROXY CARD

                       AIM GLOBAL FINANCIAL SERVICES FUND

                     (a portfolio of AIM Investment Funds)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.
                                                CONTROL NUMBER:
                                                ---------------

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for
                                       a minor, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature (if held jointly)

                                       -----------------------------------------
                                       Dated                           10527_02




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

                                                                                                          FOR   AGAINST  ABSTAIN
1.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                           [    ]  [    ]   [    ]

2.    To approve changes to the fundamental investment restrictions of the Fund.                         [    ]  [    ]   [    ]

      a)    Modification of Fundamental Restriction on Portfolio Diversification.                        [    ]  [    ]   [    ]
      b)    Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.    [    ]  [    ]   [    ]
      c)    Modification of Fundamental Restriction on Underwriting Securities.                          [    ]  [    ]   [    ]
      d)    Modification to or Addition of Fundamental Restriction on Industry Concentration.            [    ]  [    ]   [    ]
      e)    Modification of Fundamental Restriction on Real Estate Investments.                          [    ]  [    ]   [    ]
      f)    Modification of Fundamental Restriction on Purchasing or Selling Commodities.                [    ]  [    ]   [    ]
      g)    Modification of Fundamental Restriction on Making Loans.                                     [    ]  [    ]   [    ]
      h)    Modification of Fundamental Policy on Investment in Investment Companies.                    [    ]  [    ]   [    ]


3.    To approve making the investment objective of the Fund non-fundamental.                            [    ]  [    ]   [    ]

4.    To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the
      fiscal year ending in 2000.                                                                        [    ]  [    ]   [    ]

5.    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
      MEETING OR ANY ADJOURNMENT THEREOF.                                                                [    ]  [    ]   [    ]

          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                            RETURN YOUR PROXY TODAY!

PROXY CARD          PROXY SOLICITED BY THE BOARD OF TRUSTEES OF      PROXY CARD

                         AIM GLOBAL INFRASTRUCTURE FUND

                     (a portfolio of AIM Investment Funds)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.
                                                CONTROL NUMBER:
                                                ---------------

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for
                                       a minor, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature (if held jointly)

                                       -----------------------------------------
                                       Dated                          10527_02


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

                                                                                                           FOR    AGAINST  ABSTAIN
1.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                            [    ]   [    ]   [    ]

2.    To approve changes to the fundamental investment restrictions of the Fund.                          [    ]   [    ]   [    ]

      a)    Modification of Fundamental Restriction on Portfolio Diversification.                         [    ]   [    ]   [    ]
      b)    Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     [    ]   [    ]   [    ]
      c)    Modification of Fundamental Restriction on Underwriting Securities.                           [    ]   [    ]   [    ]
      d)    Modification to or Addition of Fundamental Restriction on Industry Concentration.             [    ]   [    ]   [    ]
      e)    Modification of Fundamental Restriction on Real Estate Investments.                           [    ]   [    ]   [    ]
      f)    Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 [    ]   [    ]   [    ]
      g)    Modification of Fundamental Restriction on Making Loans.                                      [    ]   [    ]   [    ]
      h)    Modification of Fundamental Policy on Investment in Investment Companies.                     [    ]   [    ]   [    ]


3.    To approve making the investment objective of the Fund non-fundamental.                             [    ]   [    ]   [    ]

4.    To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the
      fiscal year ending in 2000.                                                                         [    ]   [    ]   [    ]

5.    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
      MEETING OR ANY ADJOURNMENT THEREOF.                                                                 [    ]   [    ]   [    ]

          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                            RETURN YOUR PROXY TODAY!

PROXY CARD          PROXY SOLICITED BY THE BOARD OF TRUSTEES OF      PROXY CARD

                           AIM SMALL CAP GROWTH FUND

                       (a portfolio of AIM Growth Series)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.
                                                CONTROL NUMBER:
                                                ---------------

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for
                                       a minor, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Signature (if held jointly)

                                       ----------------------------------------
                                       Dated                          10527_02



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]


                                                                                                         FOR   AGAINST   ABSTAIN
1.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                           [    ]   [    ]  [    ]

2.    To approve changes to the fundamental investment restrictions of the Fund.                         [    ]   [    ]  [    ]

      a)    Modification of Fundamental Restriction on Portfolio Diversification.                        [    ]   [    ]  [    ]
      b)    Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.    [    ]   [    ]  [    ]
      c)    Modification of Fundamental Restriction on Underwriting Securities.                          [    ]   [    ]  [    ]
      d)    Modification to or Addition of Fundamental Restriction on Industry Concentration.            [    ]   [    ]  [    ]
      e)    Modification of Fundamental Restriction on Real Estate Investments.                          [    ]   [    ]  [    ]
      f)    Modification of Fundamental Restriction on Purchasing or Selling Commodities.                [    ]   [    ]  [    ]
      g)    Modification of Fundamental Restriction on Making Loans.                                     [    ]   [    ]  [    ]
      h)    Modification of Fundamental Policy on Investment in Investment Companies.                    [    ]   [    ]  [    ]


3.    To approve making the investment objective of the Fund non-fundamental.                            [    ]   [    ]  [    ]

4.    To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the
      fiscal year ending in 2000.                                                                        [    ]   [    ]  [    ]

5.    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
      MEETING OR ANY ADJOURNMENT THEREOF.                                                                [    ]   [    ]  [    ]